EXHIBIT 10.1

MOORE & ASSOCIATES, CHARTERED
      ACCOUNTANTS AND ADVISORS
        PCAOB REGISTERED

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use, in the registration statement on Form S-1 Amendment No. 5 of Paradigm Ventures Corp, of our report dated May 22, 2007 on our audit of the financial statements of Paradigm Ventures Corp. as of December 31, 2006 and December 31, 2005, and the results of its operations and its cash flows from inception May 3, 2005, through December 31, 2006, and the reference to us under the caption “Experts.”

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
February 29, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702)253-7499 Fax (702)253-7501